Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

22. Subsequent Events

On January 27, 2021, the board of directors of GasLog Partners approved and declared a quarterly cash distribution, with respect to the quarter ended December 31, 2020, of $0.01 per unit. The cash distribution was paid on February 11, 2021, to all common unitholders of record as of February 8, 2021. The aggregate amount of the declared distribution was $485.

On February 19, 2021, the board of directors of GasLog Partners approved and declared a distribution on the Series A Preference Units of $0.5390625 per preference unit, a distribution on the Series B Preference Units of $0.5125 per preference unit and a distribution on the Series C Preference Units of $0.53125 per preference unit. The cash distributions are payable on March 15, 2021 to all unitholders of record as of March 8, 2021.